PHOENIX INVESTMENT TRUST 97

               Supplement dated October 31, 2003 to Prospectus and
              Statement of Additional Information December 31, 2002

PHOENIX-HOLLISTER SMALL CAP VALUE FUND

         On October 23, 2003, the Executive Committee of the Board of Trustees of Phoenix Investment Trust 97 voted with respect to the Phoenix-Hollister Small Cap Value Fund to (1) appoint Phoenix-Zweig Advisors LLC, an affiliate of the Fund's adviser, to serve as subadviser to provide the day-to-day portfolio management of the Fund's assets; and (2) recommend to shareholders that Phoenix-Zweig Advisers, LLC be retained as subadviser on a long-term basis. This recommendation will be submitted to shareholders of the Small Cap Value Fund in a proxy statement in the coming months.

         Effective on October 31, 2003, the Phoenix-Hollister Small Cap Value Fund will be managed by Carlton Neel and David Dickerson, and the fund's name will change to Phoenix Small Cap Value Fund.

PHOENIX-HOLLISTER VALUE EQUITY FUND

         Effective on October 31, 2003, Phoenix-Hollister Value Equity Fund will be managed by Steve Colton and Dong Zhang and the fund's name will change to Phoenix-Oakhurst Value Equity Fund.

BOTH FUNDS

         The following additional changes are hereby made to the Funds' prospectus:

         Under the subheading "The Adviser" on page 11 of the prospectus, the first two sentences of the second paragraph are replaced with the following:

         Phoenix/Zweig Advisors LLC is the investment subadviser to the Small Cap Value Fund and is located at 900 Third Avenue, New York, NY 10022. As of June 30, 2003, Phoenix/Zweig was managing three mutual funds with net assets of approximately $357 million and acting as adviser to two closed-end funds with $933 million in assets. Phoenix/Zweig has been managing funds since 1989.

         Subject to the direction of the Trust's Board of Trustees, Phoenix is responsible for managing each fund's investment program and general operations of the funds. Phoenix is also responsible for the day-to-day management of the Value Equity Fund's portfolio. Phoenix/Zweig, as subadviser, is responsible for the day-to-day management of the Small Cap Value Fund's portfolio. Phoenix, on behalf of the Value Equity Fund, and Phoenix/Zweig, on behalf of the Small Cap Value Fund, manages each fund's assets to conform to the investment policies as described in this prospectus.

         The following disclosure is inserted after the first table at the top of page 12 of the prospectus:

         For its services on behalf of the Small Cap Value Fund, Phoenix pays Phoenix/Zweig a subadvisory fee at the following rates:

            ------------------------- ------------------------------ -----------------------------------
                                             1st $166 million              Over $166 million
            ------------------------- ------------------------------ -----------------------------------
              Subadvisory Fee                      0.10%                         0.40%
            ------------------------- ------------------------------ -----------------------------------

         The following disclosure replaces the paragraph under "Portfolio Management" on page 12 of the current prospectus:

         A team of equity investment professionals led by Carlton Neel manages the Small Cap Value Fund. Mr. Neel is a Senior Vice President of Phoenix/Zweig Advisers LLC ("PZA") and Euclid Advisors, LLC, a subsidiary of PZA. Since April 1, 2003, he has served as Portfolio Manager for The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by PZA, and since May 19, 2003 he has served as Portfolio Manager for Phoenix Market Neutral Fund, which he had also managed from April 2000 through June 2002. For the period from July 2002 until returning to PZA on April 1, 2003, Mr. Neel co-founded and a hedge fund based on the same market neutral strategy used previously managed while managing the Market Neutral Fund. While previously at PZA, Mr. Neel served as Senior Portfolio Manager for a number of the former Phoenix-Zweig mutual funds. Mr. Neel received a dual B.A. in Economics and Political Science from Brown University. Prior to joining the Zweig Companies, he was a Vice President with J.P. Morgan & Co., Inc.

         David Dickerson is a member of the equity investment team that manages the Small Cap Value Fund. Mr. Dickerson began his investment career at the Zweig Companies in 1993. He served as Assistant Portfolio Manager of the former Phoenix-Zweig (now Phoenix-Oakhurst) Managed Assets from 1996 until June 2002 and as Co-Portfolio Manager of the former Phoenix-Zweig (now Phoenix-Oakhurst) Strategy Fund from January 2000 until June 2002. Mr. Dickerson earned a B.A. in Psychology from Harvard University and a M.B.A. in Finance and Economics from New York University (Stern School of Business).

         A team of equity investment professionals led by Steven L. Colton manages the Value Equity Fund. Mr. Colton joined Phoenix in June 1997 and is Managing Director, Value Equities of Phoenix. He also serves as Portfolio Manager for Phoenix-Oakhurst Growth & Income Fund and Phoenix-Oakhurst Strategy Fund, and as equity team leader for Phoenix-Oakhurst Balanced Fund, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Managed Assets and Phoenix-Oakhurst Strategic Allocation Fund. Previously, Mr. Colton was Portfolio Manager for the American Century Income & Growth Fund ("ACIGF") from its inception in December 1990 through May 1997. He was an investment professional with American Century Companies from 1987 through May 30, 1997. Mr. Colton is a graduate of the University of California, San Diego and Stanford University.

         Dong Zhang serves as a member of the equity investment team that manages the Value Equity Fund. Mr. Zhang joined Phoenix in 1997 and is Portfolio Manager, Value Equities of Phoenix. He is a member of the equity team lead by Mr. Colton. Previously, Mr. Zhang was a Portfolio Manager with American Century Companies from 1993 to 1997, where he was a member of the portfolio management team for ACIGF from June 1996 through June 1997. Mr. Zhang received his Ph.D. in Physics from Stanford University.


           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.



PXP 2053-PMs&Names (10/03)